Summary Prospectus August 1, 2025 American Century Investments® High-Yield Fund
Investor Class: ABHIX I Class: AHYHX	Y Class: AHYLX A Class: AHYVX	C Class: AHDCX R Class: AHYRX	R5 Class: ACYIX R6 Class: AHYDX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund's prospectus and statement of additional information (SAI), each dated August 1, 2025 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s Form N-CSR for the fiscal year ended March 31, 2025. The fund’s SAI and N-CSR may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 15 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $25,000 or shareholder has elected electronic delivery)	$25	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee[2]	0.67%	0.57%	0.47%	0.67%	0.67%	0.67%	0.47%	0.42%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.70%	0.60%	0.50%	0.95%	1.70%	1.20%	0.50%	0.45%
1    Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
2    The management fee has been restated to reflect the decrease in the management fee schedule effective June 24, 2025.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$72	$224	$390	$871
I Class	$61	$193	$335	$751
Y Class	$51	$161	$280	$629
A Class	$543	$740	$952	$1,564
C Class	$173	$537	$924	$1,808
R Class	$123	$382	$660	$1,454
R5 Class	$51	$161	$280	$629
R6 Class	$46	$145	$252	$567
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The fund invests in high-yield corporate bonds and other debt securities with an emphasis on securities that are rated below investment-grade. A high-yield security, or junk bond, is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality.
Under normal market conditions, the portfolio managers will maintain at least 80% of the fund’s net assets in high-yield corporate bonds and other debt instruments (including income-producing convertible and preferred securities, as well as loan participations and loan assignments). The remaining assets may be invested in common stocks or other equity-related securities. The fund may invest in new issuances of high yield securities, distressed securities and restricted or illiquid securities, including Rule 144A securities. Convertible securities in which the fund may invest include contingent convertible securities (sometimes referred to as CoCos or Additional Tier 1 Instruments). A CoCo is a fixed-income instrument that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. The value of CoCos tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
Up to 40% of the fund’s total assets may be invested in fixed-income obligations of foreign issuers. Under normal market conditions, the fund may invest up to 20% of its assets in short-term money market instruments and U.S. government securities.
The fund has no average maturity limitations, but it typically invests in intermediate-term and long-term debt securities.
The fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swaps (including credit default swaps), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective. The fund may also engage in securities lending and invest its collateral in eligible securities.

The portfolio managers follow a systematic process that utilizes data and technology to identify diversified sources of return. The approach uses a disciplined, model-driven investment process that is designed to take advantage of inefficiencies in the high yield bond market and deliver attractive performance through security selection. The portfolio managers use quantitative models and tools to evaluate securities based on a number of factors, such as a bond’s spread, its price, the issuer’s equity momentum, and the issuer’s profitability, to construct a portfolio that is diversified and has balanced factor exposures. The portfolio managers then review the output of the quantitative model and, if necessary, make adjustments based on situations such as extraordinary economic events, corporate developments, or liquidity issues.
Principal Risks
•Credit Risk – High-yield debt securities are especially subject to credit risk. The inability or perceived inability of a security’s issuer to make interest and principal payments may cause the value of the security to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•High-Yield Risk – Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic down turn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations. High-yield securities are speculative.
•Liquidity Risk – During periods of market turbulence or unusually low trading activity, to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Interest Rate Risk – Investments in debt securities are also sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. Because the fund typically invests in intermediate-term and long-term bonds, the fund’s interest rate risk is generally higher than for funds with shorter-weighted average maturities, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Restricted and Illiquid Securities Risk – The fund may invest in restricted or illiquid securities, including Rule 144A securities, which are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended. These securities may be resold to certain institutional investors but, if at any time an insufficient number of qualified institutional buyers are interested in purchasing the securities, the fund may not have the ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, a fund’s investment in Rule 144A securities may subject the fund to enhanced liquidity risk and potentially increase the fund’s exposure to illiquid investments.
•Derivatives Risk – The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. Derivatives used for hedging or risk management may not operate as intended, may expose the fund to other risks, and may be insufficient to protect the fund from the risks they were intended to hedge.
•Foreign Securities Risk – Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Convertible Securities Risk – The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price and more like a debt security when the underlying stock price is low relative to the conversion price. Contingent convertible securities (sometimes referred to as CoCos or Additional Tier 1 Instruments) are subject to additional risks. Under certain circumstances, CoCos may be subject to automatic write-down of the principal amount or value of the securities, sometimes to zero, thereby canceling the securities. If such an event occurs, the fund may not have any rights to repayment of the principal amount of the securities that has not become due. Additionally, the fund may not be able to collect interest payments or dividends on such securities. CoCos are often rated below investment grade and are subject to the risks of high-yield securities.
•Securities Lending Risk – Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•Market Risk – The value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Loan Risk – In addition to the same general risks as debt securities, loans in which the fund invests may be exposed to restrictions on transfer, the inability or unwillingness of assignor(s) on whom the fund relies to demand and receive loan payments, and the risks of being a lender.

•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs and/or have tax consequences. To the extent that a large shareholder (including another account advised by the advisor, a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for the ICE BofA US High Yield Constrained Index (Unhedged), which the advisor considers to be more representative of the fund’s investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Effective June 24, 2025, the fund changed its investment strategy. Performance for periods before June 24, 2025 is based on the fund's prior investment strategy. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns

Highest Performance Quarter (2Q 2020): 7.21%          Lowest Performance Quarter (1Q 2020): -10.26%
As of June 30, 2025, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 4.26%.

Average Annual Total Returns For the calendar year ended December 31, 2024	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	6.34%	2.71%	3.61%	—	09/30/1997
Return After Taxes on Distributions	3.96%	0.70%	1.48%	—	09/30/1997
Return After Taxes on Distributions and Sale of Fund Shares	3.71%	1.19%	1.79%	—	09/30/1997
I Class[1] Return Before Taxes	6.23%	2.81%	3.74%	—	04/10/2017
Y Class[1] Return Before Taxes	6.55%	2.91%	3.84%	—	04/10/2017
A Class Return Before Taxes	1.10%	1.47%	2.88%	—	03/08/2002
C Class[2] Return Before Taxes	5.08%	1.65%	2.74%	—	12/10/2001
R Class Return Before Taxes	5.60%	2.16%	3.10%	—	07/29/2005
R5 Class Return Before Taxes	6.34%	2.87%	3.82%	—	08/02/2004
R6 Class Return Before Taxes	6.39%	2.92%	3.85%	—	07/26/2013
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%	—	—
ICE BofA US High Yield Constrained Index (Unhedged) (reflects no deduction for fees, expenses or taxes)	8.20%	4.03%	5.08%	—	—
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index[3] (reflects no deduction for fees, expenses or taxes)	8.19%	4.20%	5.16%	—	—
1    Historical performance for the I and Y Classes prior to their inception is based on the performance of R5 Class shares. I and Y Class performance has been adjusted to reflect differences in expenses between classes, if applicable.
2    C Class shares automatically convert to A Class shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
3    The investment advisor selected a different index for comparison purposes effective June 24, 2025. The advisor believes the ICE BofA US High Yield Constrained Index (Unhedged) is more reflective of the fund's strategy as compared to the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Muting Ren, CFA, Vice President, Senior Portfolio Manager and Head of Systematic Credit has served on teams managing fixed income investments since joining the advisor in 2023.
Charles Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250 for the Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y, R5 or R6 Class shares.
For the Investor, A, C, R, R5 and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to purchase I or Y Class shares.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y and R6 Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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